UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities exchange act of 1934

Date of Report (Date of earliest event reported):  April 29, 2009

MEDIA & ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33343	20-3178730
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

230 Park Avenue, Suite 1000, New York, NY	10169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 551-1498

Not Applicable

 Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 8.01	Other Events.

Reference is made to the executed version of the Investment Management Trust Agreement dated as of March 9, 2007 (the “Trust Agreement”) between Media & Entertainment Holdings, Inc. and Continental Stock Transfer & Trust Company, as trustee.  A copy of the Trust Agreement is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(c)          Exhibits.

Exhibit
Number                  Description

99.1	Investment Management Trust Agreement dated as of March 9, 2007 between Media & Entertainment Holdings, Inc. and Continental Stock Transfer & Trust Company, as trustee

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 29, 2009

MEDIA & ENTERTAINMENT HOLDINGS, INC.

By:	/s/ Robert Clauser
Robert Clauser
Executive Vice President, Chief Financial Officer and Assistant Secretary

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EXHIBIT INDEX

Exhibit
Number                  Description

99.1	Investment Management Trust Agreement dated as of March 9, 2007 between Media & Entertainment Holdings, Inc. and Continental Stock Transfer & Trust Company, as trustee